UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2017
GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3000 Clearview Way, San Mateo, California 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities
On March 15, 2017, the Board of Directors of GoPro, Inc. (“the Company”) approved a restructuring of the Company’s business that included a global reduction in force. The Company estimates that it will incur aggregate charges of up to $10 million for the restructuring, which are primarily cash expenditures related to severance costs. The Company expects to recognize these charges in the first quarter of 2017.
Item 7.01 Regulation FD Disclosure
On March 15, 2017, the Company issued a press release relating to the restructuring and the Company’s business outlook for the first quarter of 2017 and calendar year 2017.
The information in Item 7.01 of this Current Report, including the portion of the press release related to the restructuring and estimated annual operating expenses as set forth in the accompanying Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Forward-looking Statements
This Form 8-K may contain projections or other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this Form 8-K include, but are not limited to, expectations regarding our business outlook for the first quarter of 2017 and calendar year 2017, reduction of operating expenses, our product roadmap, expected profitability, aggregate charges for employee termination and the timing to recognize these charges and other costs associated with the restructuring, including the estimates of related cash expenditures by the Company in connection with the restructuring, and the number of employees impacted by the reduction in workforce. These statements involve risks and uncertainties, and actual events or results may differ materially. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are the risk that our reduction in operating expenses may impact our ability to meet our business objectives and achieve our revenue targets and may not result in the expected improvement in our profitability, the fact that our future growth depends in part on further penetrating our addressable market and also growing internationally, and we may not be successful in doing so; any inability to successfully manage frequent product introductions (including our 2017 roadmap for new hardware and software products) and transitions, including managing our sales channel and inventory and accurately forecasting future sales; our dependence on sales of our cameras, mounts and accessories for substantially all of our revenue; the effect of a decrease in the sales or change in sales mix of these products would harm our business; the effect of a decrease in sales during the holiday season; the fact that an economic downturn or economic uncertainty in our key U.S. and international markets may adversely affect consumer discretionary spending and demand for our products; any inability to anticipate consumer preferences and successfully develop and market desirable products; the risks associated with the entrance into the consumer drone market and the re-launch of our drone this quarter; the effects of the highly competitive market in which we operate; the fact that we may not be able to achieve revenue growth or profitability in the future; risks related to inventory, purchase commitments and long-lived assets; difficulty in accurately predicting our future customer demand; the importance of maintaining the value and reputation of our brand; and other factors detailed in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof or as of the date otherwise stated herein. GoPro disclaims any obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	March 15, 2017	By: /s/ Brian McGee
Brian McGee Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press Release of GoPro, Inc. dated March 15, 2017